Exhibit 99.1

IonQ Receives Regulatory Approval to Complete Acquisition of SkyWater Technology

Combination Creates the Only Vertically Integrated Full-Stack Quantum Platform Company

SkyWater Will Continue to Serve Customers as a U.S.-Based Semiconductor Foundry

COLLEGE PARK, Md. & BLOOMINGTON, Minn. – July 28, 2026 – IonQ (NYSE: IONQ), the world’s leading quantum platform company, today received final regulatory approval to complete its acquisition of SkyWater Technology (NASDAQ: SKYT), the largest exclusively U.S.-based semiconductor foundry.

As noted when the companies announced their definitive agreement in January 2026, this transaction is expected to enable IonQ to materially accelerate its quantum computing roadmap and secure its fully scalable supply chain domestically, clearing the way for IonQ’s chip-focused approach to manufacturing new generations of its quantum computers.

Following the close of the transaction, SkyWater will continue to serve a full range of customers as a U.S.-based semiconductor foundry, operating as a wholly owned subsidiary of IonQ under the SkyWater name. Together with IonQ’s proprietary technology and capabilities and differentiated development services, IonQ and SkyWater will serve the full quantum ecosystem.

Anticipated Closing

The companies anticipate that having secured all required regulatory approvals and satisfied other outstanding closing conditions, they will promptly complete all necessary arrangements to close the transaction on Friday, July 31, 2026.

The combined company is expected to hold its second quarter earnings call on Wednesday, August 5, 2026 after the U.S. markets close and an investor day in the third quarter of 2026 (Sept. 8).

About IonQ

IonQ, Inc. [NYSE: IONQ] is the world’s leading quantum platform - delivering integrated quantum solutions across computing, networking, sensing, and security. IonQ’s newest generation of quantum computers, the IonQ Tempo, is the latest in a line of cutting-edge systems that have been helping customers and partners including Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results and accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. In 2025, the company achieved 99.99% two-qubit gate fidelity, setting a world record in quantum computing performance.

Headquartered in College Park, Maryland, IonQ has operations in California, Colorado, Massachusetts, Tennessee, Washington, Italy, South Korea, Sweden, Switzerland, Canada, and the United Kingdom. Our quantum computing services are available through all major cloud providers, while we also meet the needs of networking and sensing customers across land, sea, air, and space. IonQ is making quantum platforms more accessible and impactful than ever before. Learn more at IonQ.com.

About SkyWater

SkyWater Technology is securing America’s silicon foundation as the largest U.S.-based, pure-play semiconductor foundry. A trusted partner to both commercial customers and federal defense programs, SkyWater’s Technology as a Service model empowers innovators to bring emerging technologies like quantum computing and next-generation systems from concept to reality. With state-of-the-art facilities in Minnesota, Florida, and Texas, SkyWater specializes in foundational nodes and advanced packaging to support the nation’s critical infrastructure, strengthen supply chain resilience, and ensure long-term U.S. technology leadership. SkyWater is a DMEA-accredited Category 1A Trusted Foundry. To learn more, visit www.skywatertechnology.com.

Note to Investors Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements are based on IonQ’s and SkyWater’s current expectations, estimates and projections about the expected date of closing of the transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by IonQ and SkyWater, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of SkyWater’s and IonQ’s businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the transaction, including as a result of delay in completing the transaction or integrating the businesses of IonQ and SkyWater; (iii) IonQ’s and SkyWater’s ability to implement their business strategies; (iv) potential litigation relating to the transaction that could be instituted against IonQ, SkyWater or their respective directors; (v) the risk that disruptions from the transaction will harm IonQ’s or SkyWater’s businesses, including current plans and operations; (vi) the ability of IonQ or SkyWater to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; (viii) uncertainty as to the long-term value of the IonQ shares to be issued; (ix) legislative, regulatory and economic developments affecting IonQ’s and SkyWater’s businesses; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which IonQ and SkyWater operate; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect IonQ’s or SkyWater’s financial performance; (xiii) restrictions during the pendency of the transaction that may impact IonQ’s or SkyWater’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as IonQ’s and SkyWater’s response to any of the aforementioned factors. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IonQ’s or SkyWater’s consolidated financial condition, results of operations or liquidity. Neither IonQ nor SkyWater assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

IonQ Media Contacts:

Cheryl Krauss

cheryl.krauss@ionq.co

Tor Constantino

tor.constantino@ionq.co

IonQ Investor Contact:

investors@ionq.co

SkyWater Media Contact:

Tammy Swanson

tammy.swanson@skywatertechnology.com